# Management Presentation

*May 2013*

YOUR SUCCESS COMES FIRST

First Business

# Forward Looking Statement

*When used in this presentation, and in any other oral statements made with the approval of an authorized executive officer, the words or phrases "may," "could," "should," "hope," "might," "believe," "expect," "plan," "assume," "intend," "estimate," "anticipate," "project," "likely," or similar expressions are intended to identify "forward-looking statements" within the meaning of such term in the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties, including, without limitation, changes in economic conditions in the market area of FBIZ, changes in policies by regulatory agencies, fluctuation in interest rates, demand for loans in the market area of FBIZ, borrowers defaulting in the repayment of loans and competition. These risks could cause actual results to differ materially from what FBIZ has anticipated or projected. These risk factors and uncertainties should be carefully considered by potential investors. See, Item 1A "RISK FACTORS" in our Annual Report on Form 10-K for the year ended December 31, 2012, as well as elsewhere in our other documents filed with the Securities and Exchange Commission, for discussion relating to risk factors impacting FBIZ. Investors should not place undue reliance on any such forward-looking statement, which speaks only as of the date on which it was made. The factors described within the filings could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods. Where any such forward-looking statement includes a statement of the assumptions or bases underlying such forward-looking statement, FBIZ cautions that, while its management believes such assumptions or bases are reasonable and are made in good faith, assumed facts or bases can vary from actual results, and the differences between assumed facts or bases and actual results can be material, depending on the circumstances. Where, in any forward-looking statement, an expectation or belief is expressed as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will be achieved or accomplished. FBIZ does not intend to, and specifically disclaims any obligation to, update any forward-looking statements.*

# FBIZ Company Overview

YOUR SUCCESS COMES FIRST

First Business

# Corporate Profile

- Headquarters: Madison, WI
- Total assets at March 31, 2013: $1.2 Billion
- Experienced leadership
- Entrepreneurial management style
- Insider ownership of 10.1%[1]

- Business-focused model
- Client relationship focus with high touch service
- 100% organic growth
  - Protects culture
  - Protects credit standards
- Unit/De novo growth

The mission of First Business Financial Services, Inc. is to build long-term shareholder value as an entrepreneurial financial services provider to businesses, executives, and high net worth individuals.

1. Data as of March 20, 2013. Insider ownership consists of shares owned by directors and executive officers. Assumes exercise of all outstanding options currently exercisable or exercisable within 60 days.

# History of First Business

Mar 1990
First Business
Bank - Madison

May 1995
First Business
Capital Corp.

Oct 1998
First Business
Equipment Finance

Jun 2000
First Business
Bank - Milwaukee

Dec 2001
First Business
Trust & Investments

Sep 2006
First Business
Bank – Northeast[1]

Nov 2012
First Business
Factors

1990 | 1991 – 1994 | 1995 | 1996 – 1997 | 1998 | 1999 | 2000 | 2001 | 2002 – 2005 | 2006 | 2007 – 2011 | 2012

Source: FBIZ Management.
1. Represents Appleton, Oshkosh and Green Bay, Wisconsin.

# Footprint



Minneapolis, MN
Madison, WI
Chicago, IL
Denver, CO
St. Louis, MO
Kansas City, KS
Appleton, WI
Milwaukee, WI
Detroit, MI
Cleveland, OH

- Banking Office
- Asset-Based Lending Business Development Office
- Equipment Finance Business Development Office

Source: FBIZ Management

# Senior Executive Team

## Corey Chambas

- President & Chief Executive Officer of First Business Financial Services, Inc.
- Over 25 years of commercial banking experience specializing in commercial lending & cash management
- 19 years with First Business
- Prior to joining First Business, Mr. Chambas held various senior lending positions with M & I Bank

## Jim Ropella

- Chief Financial Officer
- Over 30 years of experience in finance and accounting primarily in the banking industry
- 12 years with First Business
- Prior to joining First Business, Mr. Ropella was Treasurer of a consumer products company, which followed an 18 year career with Firstar Corporation, now known as US Bancorp

## Michael Losenegger

- Chief Credit Officer
- Over 25 years of commercial banking experience
- 10 years with First Business
- Prior to joining First Business, Mr. Losenegger held various senior lending positions with M & I Bank

## Mark Meloy

- President & Chief Executive Officer of First Business Bank
- Over 25 years of commercial banking experience
- 12 years with First Business
- Prior to First Business, Mr. Meloy was a senior relationship manager with Firstar Bank now part of US Bank

Source: SEC filings and FBIZ management.

# Senior Executive Team

## Barbara Conley

- General Counsel and Corporate Secretary
- Juris Doctor, University of Wisconsin Law School, magna cum laude, Member of the State Bar of Wisconsin
- Over 30 years of commercial banking experience
- 5 years with First Business
- Prior to joining First Business, Ms. Conley held various senior lending positions with Associated Bank

## Dave Vetta

- President & Chief Executive Officer of First Business Bank – Milwaukee
- Over 30 years of banking experience
- 6 years with First Business
- Prior to joining First Business, Mr. Vetta was a senior member of JP Morgan Asset Management overseeing institutional investment sales and the regional private client group

## Chuck Batson

- President & Chief Executive Officer of First Business Capital Corp.
- Over 30 years of asset-based lending experience
- 7 years with First Business
- Prior to joining First Business, Mr. Batson was a senior member of Wells Fargo Business Credit, Inc.

## Joan Burke

- President of First Business Trust & Investments
- Over 30 years of experience in providing trust and investment services
- 11 years with First Business
- Prior to joining First Business, Ms. Burke was the President, Chief Executive Officer and Chairperson of the Board of Johnson Trust Company and certain of its affiliates

Source: SEC filings and FBIZ management.

# Senior Executive Team

## Randy Shumate

- President of First Business Equipment Finance – National Division
- Over 25 years of equipment finance and leasing experience
- 1 year with First Business
- Prior to joining First Business, Mr. Shumate was the President of Midland Capital Partners, LLC, a middle market equipment leasing company, which followed a 19 year career in the equipment finance and lease divisions of ITT Capital and Transamerica Commercial Finance

## Mickey Noone

- President of First Business Bank – Northeast Region
- Over 20 years of commercial banking experience
- 6 years with First Business
- Prior to joining First Business, Mr. Noone was Senior Vice President with First National Bank – Fox Valley and prior to that position he was a Vice President of M & I First American Bank in Wausau, Wisconsin

## Jodi Chandler

- Senior Vice President – Human Resources
- Over 25 years of experience in human resources
- 20 years with First Business
- Prior to joining First Business, Ms. Chandler was Office Manager for an insurance agency

Source: SEC filings and FBIZ management.

# Corporate Strategy

- High efficiency "Business Bank" operating model
  - Limited branch network
  - Invest in technology to serve our business clients
  - Products tailored to serve small businesses and their owners
- Capitalize on market disruption
  - Market to business clients looking for local, relationship-based bankers
  - Potential "lift outs"

Efficiency Ratio vs. WI Peers



80.0%
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
65.8%
61.0%
60.3%
59.2%
2010
2011
2012
3/31/13
FBIZ
WI-Based Depositories

Source: SEC filings and FDIC.gov. Data is for all WI-based FDIC-insured institutions. "Efficiency Ratio" is a non-GAAP measure. See Appendix for non-GAAP reconciliation schedules.

# Recent Expansion Opportunities

- Kansas City office for First Business Equipment Finance
  - Joined in April 2012
  - "Lift out" of 5 individuals that have worked together for more than 20 years
  - Expansion of existing equipment finance business line

- First Business Factors
  - Established in November 2012
  - 3 individuals with 50 combined years of experience
  - Complementary business line to asset based lending

- Hired 7 additional business development officers

# Strategic Objectives

YOUR SUCCESS COMES FIRST

First Business

# Strategic Objectives

- Continue organic revenue growth
- Achieve additional improvement in core earnings
- Continue to capture in-market deposits from clients to strengthen our mix of core funding and reduce our cost of funds
- Continue asset quality improvement
- Maintain strong profitability/ROA
- Opportunistically invest in talent for future growth and profitability

# Top Line Revenue Growth[1]

*Compound Annual Growth Rate From 12/31/08 – 12/31/12 = 10.4%*


$60
$50
$40
$30
$20
$10
$0
Millions
$3.8M 13.7%
$3.1M 10.0%
$4.2M 12.2%
$3.8M 9.9%
$4.1M 9.5%
$1.4M 13.0%
$31.36
$34.48
$38.69
$42.52
$46.58
$10.78
$12.18
2008
2009
2010
2011
2012
YTD 3/31/12
YTD 3/31/13

Source: SEC Filings and FBIZ Management.

1. Top line revenue growth calculated as net interest income + total noninterest income (including realized gains on securities). Dollar values above bars represent annual increase in top-line revenue. Percentages represent year over year change.

# Core Earnings Growth[1]

*Compound Annual Growth Rate From 12/31/08 – 12/31/12 = 15.2%*



$25
$20
$15
$10
$5
$0
Millions
$2.6M
32.1%
-$0.2M
-1.6%
$2.9M
27.8%
$3.3M
25.1%
$2.0M
11.8%
$0.9M
20.8%
$10.52
$10.35
$13.23
$16.54
$18.50
$4.12
$4.97
2008
2009
2010
2011
2012
YTD 3/31/12
YTD 3/31/13

Source: SEC Filings and FBIZ Management. "Core Earnings" is a non-GAAP measure. See Appendix for non-GAAP reconciliation schedules.

1. Dollar values above bars represent annual increase in core earnings. Percentages represent year over year change.

# Efficiency Ratio & FTEs



80.0%
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
150
140
130
120
110
100
90
80
126.0
121.5
124.3
126.7
140.3
143.0
66.4%
68.2%
65.8%
61.0%
60.3%
59.2%
2008
2009
2010
2011
2012
3/31/13
Efficiency Ratio
FTE

Source: SEC Filings and FBIZ Management.
"Efficiency Ratio" is a non-GAAP measure. See Appendix for non-GAAP reconciliation schedules.

# Deposit Composition

*Local Deposits[1] - Compound Annual Growth Rate From 12/31/08 - 12/31/12 = 18.7%*



$1,200
$1,000
$800
$600
$400
$200
$0
Millions
5.25%
4.50%
3.75%
3.00%
2.25%
1.50%
0.75%
3.55%
2.66%
2.14%
1.70%
1.24%
0.96%
2008
2009
2010
2011
2012
3/31/13
Brokered Deposits
Money Market
NIB Transaction Accounts
Local CDs
Int. Bearing Transaction Accounts
Cost of Total Deposits

Source: SEC filings. Deposit mix represents period end data. "Cost of Total Deposits" is a non-GAAP measure. See Appendix for non-GAAP reconciliation schedules.

1. Local deposits include all deposits excluding brokered deposits.

# Funding Strategy

- Continue to leverage commercial relationships to attract local deposits
- Maintain brokered deposits within Board-monitored limits
  - Match-funding fixed rate term loans with brokered deposits locks in interest rate spread
  - Long-term brokered funding more reasonably priced than some in-market CD rates
  - Very limited depositor put rights



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
56.9%
47.8%
50.5%
42.5%
34.3%
32.6%
43.1%
52.2%
49.5%
57.5%
65.7%
67.4%
2008
2009
2010
2011
2012
3/31/13
Non-Brokered Deposits
Brokered Deposits

Source: SEC filings. Represents period end data.

# Asset Quality Trends

- Continue to make significant improvement in NPA levels
- As of 3/31/13, nonperforming assets were approximately $12.6 million, or 1.03% of total assets
- Allowance for loan and lease losses provided coverage for 133% of nonaccrual loans and leases at 3/31/13
- As of 3/31/13, $6.9 million of nonaccrual loans and leases were current with respect to principal and interest



($27.6M) 69% from '10Q4
Millions
$55
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$-
60%
50%
40%
30%
20%
10%
0%
44.8%
56.1%
30.6%
13.7%
10.7%
$1.7
$1.8
$2.2
$1.6
$0.9
$27.8
$38.4
$21.8
$14.1
$11.7
2009
2010
2011
2012
3/31/13
NPAS/Assets(1)
2.64%
3.63%
2.04%
1.28%
1.03%
Nonaccruals
OREO
Texas Ratio

Source: SEC filings and FBIZ management. Represents period end data. "Texas Ratio" is a non-GAAP measure. See Appendix for non-GAAP reconciliation schedules.

1. NPAs defined as nonaccrual loans plus loans 90+ days past due and still accruing plus other real estate owned.

# Cumulative Net Charge-Offs as a Percentage of 12/31/07 Loans and Leases



14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
0.30%
1.06%
1.68%
2.50%
2.88%
2.88%
2008
2009
2010
2011
2012
2013YTD
FBIZ
All BHCs
WI-Based BHCs

Source: SNL Financial and SEC Filings. "Cumulative Net Charge-off Percentage" is a non-GAAP measure. See Appendix for non-GAAP reconciliation schedules. All BHCs group comprised of all BHCs reporting consolidated regulatory financial data as of 12/31/12. All BHC and WI BHC data includes currently operating institutions and excludes institutions not reporting total loans as of 12/31/07.

# Return on Average Assets



1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.32%
0.10%
0.09%
0.75%
0.75%
0.74%
1.06%
2008
2009
2010
2011 (1)
2012
YTD 3/31/12
YTD 3/31/13

Source: SEC filings and FBIZ Management. YTD data is annualized.

1. Diagonal lines represent the incremental ROAA resulting from an effective tax rate during the period of 26.7% versus a normalized rate of 35% on pre-tax income.

# Financial Performance Highlights

# Recent Financial Highlights

| *($ in 000s, except per share data)* | At or for the Year Ended, 12/31/11 | 12/31/12 | At or for the 3 Months Ended, 3/31/12 | 3/31/13 |
|---|---|---|---|---|
| Net Income | $8,425 | $8,926 | $2,210 | $3,244 |
| Diluted EPS | $3.23 [2] | $3.29 | $0.84 | $0.83 |
| Diluted Shares | 2,507,826 | 2,610,872 | 2,530,947 | 3,829,571 |
| ROAA [1] | 0.75% [2] | 0.75% | 0.74% | 1.06% |
| ROAE [1] | 14.03% [2] | 12.65% | 13.43% | 12.80% |
| Net Interest Margin | 3.29% | 3.36% | 3.15% | 3.53% |

Year over year quarterly financial highlights include:

- 47% increase in net income to a record $3.2 million
- Top line revenue increased 13.0% to $12.2 million
- Net interest margin increased 38 basis points to 3.53%
- Trust revenue up 20.4% to $827,000. AUM & A grew 14.4% to $843.0 million
- In-market deposits grew 17%, or $103.9 million

Source: SEC filings and FBIZ Management.

1. 3/31/12 and 3/31/13 data is annualized.
2. Includes one-time tax benefit during the second quarter of 2011.

# Loan and Lease Composition



1-4 Family Residential RE 3%
Leases 1%
All Other Loans 2%
Multifamily 6%
Commercial and Industrial 28%
Construction & Development 8%
Commercial RE - Nonowner Occupied 36%
Commercial RE - Owner Occupied 16%

| ($000) | Mar 31, 2013 | % of Total |
|---|---|---|
| Commercial and Industrial | $ 255,169 | 28% |
| Comercial RE - OO | 145,856 | 16% |
| Commercial RE - Non-OO | 326,658 | 36% |
| Construction & Development | 74,455 | 8% |
| Multifamily | 51,741 | 6% |
| 1-4 Family Residential RE | 32,354 | 3% |
| Leases | 14,526 | 1% |
| All Other Loans | 16,677 | 2% |
| Total Loans and Leases | 917,436 | 100% |
| Deferred Loan Fees | 780 | |
| Total Gross Loans and Leases | $ 916,656 | |

Source: SEC filings.

# Tangible Book Value per Share

*Compound Annual Growth Rate From 12/31/08 – 12/31/12 = 6.5%*



$28.00
$26.00
$24.00
$22.00
$20.00
$18.00
$16.00
$14.00
$19.74
$20.34
$21.29
$24.46
$25.41
$26.07
2008
2009
2010
2011
2012
3/31/13

Source: SEC filings and FBIZ management. Represents period end data. "Tangible Book Value per Share" is a non-GAAP measure. See Appendix for non-GAAP reconciliation schedules.

# Dividends Declared per Common Share



$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$-
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
$0.28
$0.28
$0.28
$0.28
$0.28
$0.56
2008
2009
2010
2011
2012
3/31/2013
Dividends Declared per Common Share
Payout Ratio

Source: SEC filings and FBIZ management. 3/31/2013 dividend declared per share is annualized.

# Investment Considerations

YOUR SUCCESS COMES FIRST

First Business

# Investment Highlights

- Local market opportunities available for locally based institutions with strong balance sheets
- Profitable through the economic cycle with strong underlying fundamental trends
- Manageable legacy asset quality situation with low historical charge-off levels
- Improving core funding base
- Experienced management team trained at larger institutions

# Appendix
# Supplemental Data &
# non-GAAP Reconciliations

YOUR SUCCESS COMES FIRST

First Business

# Financial Highlights

| (dollars in thousands) | At or For the Years Ended | | | | | At or for the 3 Months Ended | |
|---|---|---|---|---|---|---|---|
| | 2008 | 2009 | 2010 | 2011 | 2012 | 3/31/2012 | 3/31/2013 |
| **Income Statement** | | | | | | | |
| Net Interest Income | $ 26,258 | $ 28,034 | $ 31,951 | $ 35,461 | $ 37,881 | $ 8,926 | $ 10,229 |
| Provision for Loan and Lease Losses | 4,299 | 8,225 | 7,044 | 4,250 | 4,243 | 504 | 80 |
| Non-Interest Income | 5,105 | 6,128 | 6,743 | 7,060 | 8,699 | 1,850 | 1,953 |
| Gain on Sale of Securities | - | 322 | - | - | - | - | - |
| Goodwill Impairment | - | - | 2,689 | - | - | - | - |
| Non-Interest Expense | 21,884 | 24,501 | 25,671 | 26,397 | 28,661 | 6,832 | 7,178 |
| Income before Taxes | 5,180 | 1,758 | 3,290 | 11,874 | 13,676 | 3,440 | 4,924 |
| Income Tax Expense | 2,056 | 717 | 2,349 | 3,449 | 4,750 | 1,230 | 1,680 |
| Net Income | $ 3,124 | $ 1,041 | $ 941 | $ 8,425 | $ 8,926 | $ 2,210 | $ 3,244 |
| **Summary Balance Sheet Data** | | | | | | | |
| Total Assets | $ 1,010,786 | $ 1,117,436 | $ 1,107,057 | $ 1,177,165 | $ 1,226,108 | $ 1,162,045 | $ 1,220,287 |
| AFS Securities | 109,124 | 122,286 | 155,379 | 170,386 | 200,596 | 170,547 | 201,804 |
| Gross Loans and Leases | 852,392 | 853,931 | 877,206 | 850,842 | 911,960 | 831,748 | 916,656 |
| Total Deposits | $ 838,874 | $ 984,374 | $ 988,298 | $ 1,051,312 | $ 1,092,254 | $ 1,033,789 | $ 1,071,786 |
| Junior Subordinated Debt | 10,315 | 10,315 | 10,315 | 10,315 | 10,315 | 10,315 | 10,315 |
| Subordinated Debt | 39,000 | 39,000 | 39,000 | 39,000 | 11,926 | 39,000 | 11,926 |
| Total Stockholder's Equity | 53,006 | 54,393 | 55,335 | 64,214 | 99,539 | 66,434 | 102,147 |
| **Key Metrics** | | | | | | | |
| ROAA | 0.32% | 0.10% | 0.09% | 0.75% | 0.75% | 0.74% | 1.06% |
| ROAE | 6.11% | 1.90% | 1.67% | 14.03% | 12.65% | 13.43% | 12.80% |
| Efficiency Ratio | 66.4% | 68.2% | 65.8% | 61.0% | 60.3% | 61.8% | 59.2% |
| Net Interest Margin | 2.81% | 2.77% | 3.04% | 3.29% | 3.36% | 3.15% | 3.53% |

Source: SEC filings and FBIZ Management.
"Efficiency Ratio" is a non-GAAP measure. See non-GAAP reconciliation schedules.

# Yield and Cost Trends

| (dollars in thousands) | For the Years Ended, 12/31/2010 Average Balance | 12/31/2010 Average Yield/Cost | 12/31/2011 Average Balance | 12/31/2011 Average Yield/Cost | 12/31/2012 Average Balance | 12/31/2012 Average Yield/Cost | For the Quarters Ended, 3/31/2012 Average Balance | 3/31/2012 Average Yield/Cost | 3/31/2013 Average Balance | 3/31/2013 Average Yield/Cost |
|---|---|---|---|---|---|---|---|---|---|---|
| **Interest Earning Assets** | | | | | | | | | | |
| Commercial real estate and other mortgage loans | $ 598,068 | 5.60% | $ 608,665 | 5.45% | $ 583,594 | 5.43% | $ 572,907 | 5.61% | $ 617,948 | 5.19% |
| Commercial and industrial loans | 221,323 | 7.43% | 219,754 | 7.72% | 245,706 | 7.29% | 233,126 | 7.34% | 251,814 | 6.49% |
| Direct financing leases | 23,429 | 6.35% | 16,974 | 6.12% | 15,873 | 5.59% | 16,395 | 5.95% | 15,015 | 5.14% |
| Consumer and other loans | 16,914 | 3.39% | 18,591 | 3.99% | 16,899 | 3.87% | 17,399 | 3.98% | 16,711 | 3.81% |
| Total Loans and Leases | 859,734 | 6.05% | 863,984 | 6.01% | 862,072 | 5.93% | 839,827 | 6.06% | 901,488 | 5.53% |
| Total Securities | 141,004 | 3.21% | 165,594 | 2.52% | 190,112 | 1.80% | 170,648 | 1.95% | 200,651 | 1.62% |
| Short-term Investments | 49,878 | 0.24% | 48,395 | 0.24% | 74,493 | 0.30% | 121,289 | 0.25% | 56,332 | 0.39% |
| Total Interest Earning Assets | $ 1,050,616 | 5.39% | $ 1,077,973 | 5.22% | $ 1,126,677 | 4.86% | $ 1,131,764 | 4.82% | $ 1,158,471 | 4.60% |
| **Interest Bearing Liabilities** | | | | | | | | | | |
| Transaction accounts | $ 74,784 | 0.35% | $ 25,389 | 0.28% | $ 34,180 | 0.28% | $ 27,361 | 0.27% | $ 53,872 | 0.21% |
| Money market | 258,569 | 1.08% | 300,652 | 0.99% | 395,259 | 0.76% | 391,558 | 0.95% | 459,201 | 0.58% |
| Certificates of deposits | 84,828 | 2.03% | 80,323 | 1.38% | 82,430 | 1.17% | 83,211 | 1.27% | 66,128 | 1.03% |
| Brokered certificates of deposit | 480,709 | 3.32% | 486,594 | 2.66% | 400,695 | 2.23% | 430,391 | 2.35% | 359,257 | 1.93% |
| Total interest-bearing deposits | 898,890 | 2.31% | 892,958 | 1.92% | 912,564 | 1.43% | 932,521 | 1.61% | 938,458 | 1.11% |
| FHLB advances | 13,414 | 4.78% | 656 | 5.83% | 2,034 | 1.59% | 479 | 6.12% | 1,343 | 0.93% |
| Other Borrowings | 39,010 | 5.58% | 41,488 | 6.00% | 39,384 | 6.89% | 40,112 | 6.77% | 12,048 | 7.14% |
| Junior subordinated notes | 10,315 | 10.78% | 10,315 | 10.78% | 10,315 | 10.81% | 10,315 | 10.76% | 10,315 | 10.63% |
| Total Interest Bearing Liabilities | $ 961,629 | 2.57% | $ 945,417 | 2.20% | $ 964,297 | 1.75% | $ 983,427 | 1.91% | $ 962,164 | 1.28% |
| Noninterest Bearing Deposits | $ 68,430 | | $ 112,899 | | $ 137,117 | | $ 128,642 | | $ 143,499 | |
| **Key Metrics** | | | | | | | | | | |
| Net Interest Spread | | 2.82% | | 3.02% | | 3.11% | | 2.91% | | 3.32% |
| Net Interest Margin | | 3.04% | | 3.29% | | 3.36% | | 3.15% | | 3.53% |

Source: SEC filings and FBIZ Management.

# Asset Quality Data and Ratios

| *(dollars in thousands)* | For the Quarters Ended, | | | | | |
|---|---|---|---|---|---|---|
| | 12/31/2011 | 3/31/2012 | 6/30/2012 | 9/30/2012 | 12/31/2012 | 3/31/2013 |
| Non-performing loans and leases | $ 21,766 | $ 20,199 | $ 15,451 | $ 12,846 | $ 14,122 | $ 11,674 |
| Foreclosed properties, net | 2,236 | 2,590 | 1,937 | 2,187 | 1,574 | 905 |
| Total non-performing assets | $ 24,002 | $ 22,789 | $ 17,388 | $ 15,033 | $ 15,696 | $ 12,579 |
| Performing troubled debt restructurings | $ 111 | $ 41 | $ 536 | $ 897 | $ 1,105 | $ 1,245 |
| Criticized Assets [1] | | | | | | |
| Special Mention | $ - | $ - | $ - | $ 3,942 | $ - | $ - |
| Substandard | 42,643 | 33,856 | 30,153 | 24,042 | 21,989 | 19,737 |
| Doubtful | - | - | - | - | - | - |
| Total Criticized Assets | $ 42,643 | $ 33,856 | $ 30,153 | $ 27,984 | $ 21,989 | $ 19,737 |
| Asset Quality Ratios | | | | | | |
| Non-performing loans and leases to gross loans and leases | 2.56% | 2.43% | 1.79% | 1.46% | 1.55% | 1.27% |
| Non-performing assets to gross loans and leases plus foreclosed properties | 2.81% | 2.73% | 2.01% | 1.71% | 1.72% | 1.37% |
| Non-performing assets to total assets | 2.04% | 1.96% | 1.50% | 1.26% | 1.28% | 1.03% |
| Criticized assets to total assets | 3.62% | 2.91% | 2.60% | 2.35% | 1.79% | 1.62% |
| Allowance for loan and lease losses to gross loans and leases | 1.66% | 1.74% | 1.72% | 1.67% | 1.69% | 1.69% |
| Allowance for loan and lease losses to non-performing loans | 65.03% | 71.55% | 95.90% | 114.48% | 109.05% | 132.83% |

Source: SEC filings and FBIZ Management.

1. Criticized assets represent loans and leases identified by management that would be considered special mention, substandard or doubtful when utilizing regulatory terminology.

# Core Earnings

## Core Earnings (Pre-tax)

- "Core earnings" is defined as pre-tax income plus provision for loan and leases losses, other identifiable costs of credit and other discrete items that are unrelated to core business activities. In our judgment, the presentation of core earnings allows our management team, investors and analysts to better assess the growth of our core business by removing the volatility that is associated with costs of credit and other discrete items that are unrelated to our core business and facilitates a more streamlined comparison of core growth to our benchmark peers.

| (dollars in thousands) | For the Years Ended | | | | | 3 Months Ended | |
|---|---|---|---|---|---|---|---|
| | 2008 | 2009 | 2010 | 2011 | 2012 | 3/31/2012 | 3/31/2013 |
| Earnings before tax | $ 5,180 | $ 1,758 | $ 3,290 | $ 11,874 | $ 13,676 | $ 3,440 | $ 4,924 |
| Provision for Loan and Lease Losses | 4,299 | 8,225 | 7,044 | 4,250 | 4,243 | 504 | 80 |
| (Gain) Loss on Foreclosed Properties | 1,043 | 691 | 206 | 420 | 585 | 175 | (30) |
| Realized Gain on Securities | - | (322) | - | - | - | - | - |
| Goodwill Impairment | - | - | 2,689 | - | - | - | - |
| Core Earnings | $ 10,522 | $ 10,352 | $ 13,229 | $ 16,544 | $ 18,504 | $ 4,119 | $ 4,974 |

Source: SEC filings and FBIZ Management.

# Efficiency Ratio

## Efficiency Ratio

- "Efficiency ratio" is defined as non-interest expense less loss on foreclosed properties, FDIC special assessments, goodwill impairment and amortization of other intangible assets divided by our operating revenue, which is equal to net interest income plus non-interest income less realized gains on securities. In our judgment, the adjustments made to non-interest expense and operating revenue allow investors and analysts to better assess our operating expenses in relation to our core operating revenue by removing the volatility that is associated with certain one-time items and other discrete items that are unrelated to our core business.

| (dollars in thousands) | For the Years Ended | | | | | 3 Months Ended | |
|---|---|---|---|---|---|---|---|
| | 2008 | 2009 | 2010 | 2011 | 2012 | 3/31/2012 | 3/31/2013 |
| Non-Interest Expense | $ 21,884 | $ 24,501 | $ 28,360 | $ 26,397 | $ 28,661 | $ 6,832 | $ 7,178 |
| Gain (Loss) on Foreclosed Properties | (1,043) | (691) | (206) | (420) | (585) | (175) | 30 |
| FDIC special assessment | - | (481) | - | - | - | - | - |
| Goodwill Impairment | - | - | (2,689) | - | - | - | - |
| Amortization of Other Intangible Assets | (25) | (22) | (19) | (32) | - | - | - |
| Adjusted Non-Interest Expense (Numerator) | $ 20,816 | $ 23,307 | $ 25,446 | $ 25,945 | $ 28,076 | $ 6,657 | $ 7,208 |
| | | | | | | | |
| Net Interest Income | $ 26,258 | $ 28,034 | $ 31,951 | $ 35,461 | $ 37,881 | $ 8,926 | $ 10,229 |
| Non-Interest income | 5,105 | 6,450 | 6,743 | 7,060 | 8,699 | 1,850 | 1,953 |
| Realized Gain on Securities | - | (322) | - | - | - | - | - |
| Adjusted Operating Revenue (Denominator) | $ 31,363 | $ 34,162 | $ 38,694 | $ 42,521 | $ 46,580 | $ 10,776 | $ 12,182 |
| | | | | | | | |
| Efficiency Ratio | 66.4% | 68.2% | 65.8% | 61.0% | 60.3% | 61.8% | 59.2% |

Source: SEC filings and FBIZ Management.

# Tangible Book Value Per Share

## Tangible Book Value Per Share

- "Tangible book value per share" is defined as tangible common stockholders' equity divided by total common shares outstanding. We believe that this measure is important to many investors in the marketplace who are interested in changes from period to period in book value per common share exclusive of changes in intangible assets. Goodwill, an intangible asset that is recorded in a purchase business combination, has the effect of increasing total book value while not increasing our tangible book value.

| (dollars in thousands, except share and per share data) | For the Years Ended | | | | | For the Quarter Ended | |
|---|---|---|---|---|---|---|---|
| | 2008 | 2009 | 2010 | 2011 | 2012 | 3/31/2012 | 3/31/2013 |
| Stockholders' Equity | $ 53,006 | $ 54,393 | $ 55,335 | $ 64,214 | $ 99,539 | $ 66,434 | $ 102,147 |
| Intangible Assets | (2,762) | (2,740) | (32) | - | - | - | - |
| Numerator | $ 50,244 | $ 51,653 | $ 55,303 | $ 64,214 | $ 99,539 | $ 66,434 | $ 102,147 |
| Shares Outstanding | 2,545,546 | 2,539,306 | 2,597,820 | 2,625,569 | 3,916,667 | 2,625,288 | 3,918,758 |
| Tangible Book Value per Share | $ 19.74 | $ 20.34 | $ 21.29 | $ 24.46 | $ 25.41 | $ 25.31 | $ 26.07 |

Source: SEC filings and FBIZ Management.

# Deposit Cost

## Cost of Total Deposits

- "Cost of Total Deposits" is defined as total interest expense on deposits divided by average total deposits. We believe that this measure is important to many investors in the marketplace who are interested in the trends in our deposit funding costs.

| (dollars in thousands) | For the Years Ended | | | | | 3 Months Ended [2] | |
|---|---|---|---|---|---|---|---|
| | 2008 | 2009 | 2010 | 2011 | 2012 | 3/31/2012 | 3/31/2013 |
| Interest Expense on Total Interest-bearing Deposits | $ 29,431 | $ 24,398 | $ 20,747 | $ 17,115 | $ 13,026 | $ 3,744 | $ 2,598 |
| Average Interest-bearing Deposits | $ 777,280 | $ 864,304 | $ 898,890 | $ 892,958 | $ 912,564 | $ 932,521 | $ 938,458 |
| Average Non-interest-bearing Deposits [1] | 51,390 | 51,665 | 68,430 | 112,899 | 137,117 | 128,642 | 143,499 |
| Denominator | $ 828,670 | $ 915,969 | $ 967,320 | $ 1,005,857 | $ 1,049,681 | $ 1,061,163 | $ 1,081,957 |
| Cost of Total Deposits | 3.55% | 2.66% | 2.14% | 1.70% | 1.24% | 1.41% | 0.96% |

Source: SEC filings and FBIZ Management.

1. Average non-interest-bearing deposits for 2008 is equal to the average of the period end balances for each of the four calendar quarters in 2008.
2. 3/31/12 and 3/31/13 Cost of Total Deposits is annualized.

# Texas Ratio

## Texas Ratio

- "Texas Ratio" is defined as nonperforming assets divided by the sum of the allowance for loan and lease losses and tangible total equity. We believe that this ratio is important to many investors in the marketplace who are interested in evaluating the level of a company's nonperforming assets compared with the company's ability to absorb potential losses on loans and leases with the company's current capital base and allowance for loan and lease losses.

| (dollars in thousands) | For the Years Ended | | | | For the Quarter Ended | |
|---|---|---|---|---|---|---|
| | 12/31/2009 | 12/31/2010 | 12/31/2011 | 12/31/2012 | 3/31/2012 | 3/31/2013 |
| Nonaccrual Loans and Leases | $ 27,825 | $ 38,406 | $ 21,766 | $ 14,122 | $ 20,199 | $ 11,674 |
| 90+ Days Past Due | - | - | - | - | - | - |
| Other Real Estate Owned | 1,671 | 1,750 | 2,236 | 1,574 | 2,590 | 905 |
| Nonperforming Assets | $ 29,496 | $ 40,156 | $ 24,002 | $ 15,696 | $ 22,789 | $ 12,579 |
| Allowance for Loan and Lease Losses | $ 14,124 | $ 16,271 | $ 14,155 | $ 15,400 | $ 14,451 | $ 15,507 |
| Total Equity | $ 54,393 | $ 55,335 | $ 64,214 | $ 99,539 | $ 66,434 | $ 102,147 |
| Intangible Assets | (2,740) | (32) | - | - | - | - |
| Tangible Total Equity | $ 51,653 | $ 55,303 | $ 64,214 | $ 99,539 | $ 66,434 | $ 102,147 |
| Texas Ratio | 44.8% | 56.1% | 30.6% | 13.7% | 28.2% | 10.7% |

Source: SEC filings and FBIZ Management.

# Cumulative Net Charge-off Percentage

## Cumulative Net Charge-Offs to 12/31/07 Loans and Leases

- "Cumulative Net Charge-off Percentage" is defined as aggregate net charge-offs from 1/1/2008 through 3/31/2013 divided by total loans and leases as of 12/31/2007. We believe that this measure is important to many investors in the marketplace who are interested in a measure of how our strong underwriting capabilities resulted in lower than peer charge-off level through the recent period of economic difficulties experienced by the banking industry.

| (dollars in thousands) | For the Years Ended | | | | | 3 Months Ended |
|---|---|---|---|---|---|---|
| | 2008 | 2009 | 2010 | 2011 | 2012 | 3/31/2013 |
| Charge-offs | $ 2,396 | $ 6,102 | $ 5,210 | $ 7,230 | $ 3,479 | $ 11 |
| Recoveries | (89) | (155) | (313) | (864) | (481) | (38) |
| Net Charge-offs | 2,307 | 5,947 | 4,897 | 6,366 | 2,998 | (27) |
| Numerator | $ 2,307 | $ 8,254 | $ 13,151 | $ 19,517 | $ 22,515 | $ 22,488 |
| 12/31/07 Total Loans and Leases | 781,487 | 781,487 | 781,487 | 781,487 | 781,487 | 781,487 |
| Cumulative Net Charge-off Percentage | 0.30% | 1.06% | 1.68% | 2.50% | 2.88% | 2.88% |

Source: SEC filings and FBIZ Management.

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